November 2018 Investor Presentation Exhibit 99.1

Non-GAAP Financial Measures This presentation includes Adjusted EBITDA, Adjusted EBITDA including environmental indemnification payments, Adjusted EBITDA Margin, Segment Profit, Segment Profit Margin and other financial measures not compliant with generally accepted accounting principles in the United States (GAAP). The non-GAAP financial measures provided herein are adjusted for certain items as presented in the Appendix and may not be directly comparable to similar measures used by other companies in our industry, as other companies may define such measures differently. Management believes that, when considered together with reported amounts, these measures are useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends. These metrics should be considered in addition to, and not as replacements for, the most comparable GAAP measure. Refer to the Appendix attached to this presentation for reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures. We believe EBITDA, Adjusted EBITDA, Adjusted EBITDA including environmental indemnification payments, Adjusted EBITDA Margin, Segment Profit, and Segment Profit Margin are important indicators of operating performance which more closely measure our operating profit. A reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin to the closest GAAP financial measure is not available without unreasonable efforts on a forward-looking basis due to the impact and timing on future operating results arising from items excluded from these measures, particularly standalone costs, environmental indemnification reimbursement expense, non-operating (income) expense, stock compensation expense and repositioning charges. For additional information with respect to our Unaudited Combined Financial Statements, see our Form 10. Disclaimer The Honeywell logo is a trademark of Honeywell International Inc. used under license to Resideo Technologies, Inc. Other brands and logos contained herein are trademarks of their respective owners. Forward Looking Statements This presentation contains “forward-looking statements.” All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of the company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to those described in the Form 10 under the headings “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements.” You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Forward looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by our forward-looking statements. Additional Information For additional information with respect to Resideo Technologies, Inc., please refer to the Form 10 Registration Statement, as it may be further amended, on file with the Securities and Exchange Commission (“Form 10”). The financial information included in this document may not necessarily reflect Resideo's financial position, results of operations, and cash flows in the future or what Resideo's financial position results of operations, and cash flows would have been had Resideo been an independent, publicly traded company during the periods presented. This communication shall not constitute an offer of any securities for sale, nor shall there be any offer, sale or distribution of securities in any jurisdiction in which such offer, sale or distribution would be unlawful prior to appropriate registration or qualification under the securities law of such jurisdiction. Information in this presentation is given as of the date hereof and we undertake no obligation to update any information.

Business Overview Joe Ragan − Chief Financial Officer Inder Reddy − Vice President of Corporate Strategy

Resideo: Business Overview

Company Snapshot

- **Leading global provider of critical, residential comfort and security solutions**
  - Licensing agreement to use Honeywell Home brand for 40 years
  - **Primary channel to market is professional installation, ~95% of 2017 net sales**
  - Maintains network of 110,000+ professional contractors, 3,000+ distributors,1,200+ OEMs, major retailers and online merchants
  - Currently serving 4.7M connected customers
- **Leading global wholesale distributor of security and low voltage[1] products**
  - Customer base of 100,000+ contractors; operations across 17 countries
  - Serves as an important channel to market and provides insight into current trends
  - ~85% of ADI sales are third party products
- **~14,500 employees**

Select Customers

Home Depot	**TRANE**	**Johnstone**
ADT	**USAA**	**AO Smith**

Key Facts and Figures

Products

- **150M** — Home Installed Base
- **100+** — Year Heritage
- **15M** — Solutions Installed Annually
- **Leader** — Security Systems
- **Leader** — Thermostats

Distribution

- **350k+** — Items Available For Sale
- **100k+** — Contractors
- **200+** — ADI Stocking Locations
- **Leader** — Americas
- **Leader** — EMEA
- **Leader** — India

Segment Overview

Net Sales[2]



Products
49%[1]
Distribution
51%

2017 Total Net Sales: $4,519M

Segment Profit



Distribution
27%
Products
73%

2017 Total Segment Profit: $484M

Geography Overview



Other
8%
Europe
24%
United States
68%

2017 Total Net Sales: $4,519M

Channel Overview[3]



Factory Direct
6%
OEM
27%
Retail / Etail / Utilities
5%
Distributors
62%
Professional Installation 95%

2017 Product Net Sales[2]: $2,379M

Global Leadership in Mission Critical Solutions and Security Distribution

Source: Company Data, Management Estimates, IHS Markit
Note: Sales does not include eliminations or corporate assessments. Pie Charts represent 2017 information. [1] Products operating at or below 24 volts. [2] Pie chart shows split between total net sales of $4,856M. Products Net Sales includes intercompany sales of $337M in 2017. [3] Products Net Sales includes intercompany sales of $337M in 2017

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Broadest Presence Supported by Leading Distribution Business 1 5 6 9 Video Surveillance, Intrusion, Access Control Fire and Life Safety, and Other Products, Including Wire, Networking and Audio Visual Systems ADI Global Distribution 10 1 4 2 3 2 8 7 6 5 Exterior Camera, Outdoor Video, Motion Viewer, Perimeter Protection Mobile Apps AlarmNet 360 Resideo Solutions Overview: Our Mission Is To Connect The Home On the Exterior In the Cloud On the Wall Behind the Wall Heating Controls, Furnace, Boiler and Hot Water Heater Controls Humidification / Dehumidification Water Filtration and Treatment Water Leak / Freeze Detection 2 3 4 Security Panel, Interior Camera, Indoor, Indoor Video, Motion Viewer, Sound Detection, Motion Detection, Smoke Detection, Glassbreak Detection, CO Detection Thermostats, Life Care Telehealth 7 8 Co *Most Active SKUs

Resideo: Go-To-Market Channels


Products
Resideo Comfort & Care and Security & Safety Solutions
Professional Installation
Retail / Etail / Utilities
OEM
Factory Direct
Distributors
~$120M
~$650M
~$140M
~$1,135M
$337M
Retail, Telcos, Utilities, Banks, Etail, Insurance
OEM
Professional Contractors
Distribution
Suppliers
Resideo
RemainCo Honeywell
Other Third Parties
~$390M
~$305M
~$1,780M
ADI
GLOBAL DISTRIBUTION
Professional Installation
Security Dealers
System Integrators
Other Professional
Homeowners and Other End Users

Multi-Channel Go-To-Market Strategy with Focus on Professional Installation

Source: Company data
Note: Shows 2017 information.

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Products Segment: Overview

Overview

Leading global provider of critical comfort and security solutions primarily in residential environments; these solutions benefit from the trusted, well-established Honeywell Home brand

Comfort & Care	• Provides home products, services, and technologies as well as professionally installed temperature and humidity control, air, water, and thermal solutions • Utilizes 3rd party distributors to take products to market
Security & Safety	• Provides professionally installed and monitored intrusion and life safety detection and alarm systems, as well as self-installed and self-monitored awareness solutions • Utilizes ADI to take products to market

Sales by Geography[1]


Other[4]
3%
EMEA
29%
Americas
68%

Sales by Product Category[1]


Security & Safety
34%
Comfort & Care
66%

Connected / Non Connected[1]


Connected
37%
Traditional Non-Connected
63%

Historical Financials (US$ in Millions)

Net Sales[2]


$2,338
$2,471
$2,379
$2,463
2015A
2016A
2017A
LTM Q2 2018

Segment Profit[3]


$367
$426
$353
$402
16%
17%
15%
16%
2015A
2016A
2017A
LTM Q2 2018
Segment Profit²
Segment Profit Margin²

Source: Company financials, Management guidance
[1] Pie Charts represent 2017 information. Net sales include intercompany sales of $337mm. [2] Net sales includes intercompany sales of $322M, $337M, $371M, $372M in LTM Q2 2018, 2017, 2016, and 2015, respectively. [3] Segment profit is combined income from continuing operations before taxes adjusted for pension expense, repositioning charges, other expense, and interest charges. Segment profit margin calculated as segment profit over total sales. [4] Other principally represents Australia, China, New Zealand and South Korea. See Appendix.

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Products Category Overview

Comfort & Care Overview

$1.6B Net Sales


70

- **Temperature & Humidity Control Solutions**: air conditioners & heating equipment, thermostats & zoning devices, control panels, dampers & actuators



- **Thermal Solutions**: heating & cooling equipment, including electronic controls, actuators, valves & ignition controls



- **Water Solutions**: hydronic heating, cooling, & potable water solutions including control panels, valves, floor temperature sensors, & backflow preventers
- **Air Solutions**: humidifiers, dehumidifiers, filters, odor control & ventilation systems



- **Remote Patient Monitoring Software Solutions (Telehealth)**: record, organize & transmit patient health data to health service providers to monitor patient well-being



- **Software Solutions**: provide contractors and consumers services such as demand response, energy management, auto-replenishment and predictive diagnostics

Security & Safety Overview

$0.8B Net Sales



- **Security Panels**: communicate with sensors and connect with cloud
- **Sensors**: detect intrusion, smoke, carbon monoxide and water and transmit a signal



- **Peripherals**: interact with security systems (keypads and key-fobs)
- **Wire and Cable**: low voltage electrical wiring and category cable



- **Software Solutions**: services such as alarm monitoring, communication, and video
- **Communication Devices**: transmit notifications and info to monitoring stations



- **Video Cameras**: battery operated, video motion viewers and Wi-Fi cameras
- **Awareness Solutions**: self-installed and self-monitored systems



- **Cloud Infrastructure**: network operating center routing signals
- **Installation and Maintenance Tools and Software**

Differentiated End-to-End Solutions Focused on Professional Installation

Source: Company Filings
Note: Net sales includes $337M intercompany sales in 2017.

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Products Segment: History of Innovation 100+ Years of Experience Providing Proven, Trusted and Tested Solutions SCOT – Adaptive Combustion Control 1885 1950 1960 1970 1990 2000 2009 2014 2016 2017 2018 Q1 2018 Q2 2018 Q4 planned introduction of new products Honeywell Founding Thermostat Damper Flapper Microelectronic Arming Station VISTA Control Panel Zone Panel Lyric Round The Minneapolis Thermostat The Honeywell Round Key switch The Prestige 2.0 Comfort System Water Heater Control Water Leak & Freeze Detector AlarmNet 360 Cloud Platform Alarm Platform and Cloud Services T Series Thermostats Cameras Smart Home Security 1916 1980 1890 Selected New Products Smart Vents Remote Appliance Monitoring Adaptive Combustion Control Global Intrusion Platform T10 Thermostat

Source: Company financials, Management guidance Note: Pie Charts represent 2017 external sales. ¹ Products operating at or below 24 volts. ² Other principally represents India. ³ Other includes fire and life safety, wire, networking and professional audio visual systems. 4 Segment profit is combined income from continuing operations before taxes adjusted for pension expense, repositioning charges, other expense, and interest charges. Segment profit margin calculated as segment profit over total sales. See Appendix. Sales by Geography² Sales by Product Category³ Leading Low-Voltage Distributor With Extensive Selection of Products Distribution Segment: Overview Overview Historical Financials (US$ in Millions) Net Sales Segment Profit4 Segment Profit4 Segment Profit Margin4 The leading wholesale distributor of security and low voltage products¹. Operates through a distribution network of 200+ stocking locations worldwide, delivering to over 100,000 contractors providing solutions to residential and non-residential environments; product categories include: Video Surveillance: internet protocol and high-definition analog cameras, recording and storage devices, video analytics software Intrusion: alarm systems, keypads, detection and sensing devices, alarm communication equipment Access Control: access control panels and software, readers, credentials, locking hardware, gate control, intercoms Fire and Life Safety: fire alarm control panels, fire detection and fire notification equipment, manual call points/stations Other Products: wire, networking and professional audio visual

Source: Company Data, Management Estimates Note: Shows 2017 information. Multi-Channel Strategy Enhancing End-Consumer Reach End Users Resideo Products Honeywell Products Other Third Parties Products Suppliers Other Professional System Integrators Security Dealers Fire Video Access Wire Intrusion Private Label ~$1,780M ~$305M ~$390M Professional Installation Local Inventory Product Training / Expos Project Registration One Stop for Products / Brands Systems Design Credit Sales Picked-Up / Shipped Distribution Segment: The ADI Model ~83% / ~17% Sales Through Branches / Online 200+ Stocking Locations ~6.5% 2015 – 2017 Revenue CAGR 19 Distribution Centers

Industry Overview

Defining Resideo's Addressable Markets

	Products and Solutions		Distribution
	Comfort & Care	Security & Safety	
2018 Global Addressable Market	**~$10 Billion** *2017 Comfort & Care Net Sales: $1.6B*	**~$5 Billion** *2017 Security & Safety Net Sales: $0.8B*	**~$20 Billion** *2017 Distribution Net Sales: $2.5B*
Select Products		AlarmNet AlarmNet 360™	Intrusion, Wire, Video, Access, Fire
Resideo's Industry Leadership[1]	**Leader** Thermostats **Major Player** Connected Thermostats **Major Player** Humidity Systems	**Leader** Security Systems **Leader** Indoor Sensors **Major Player** Remote Services	**Leader** Americas Distribution **Leader** EMEA Distribution **Strong Player** India Distribution
Select Competitors	*Aprilaire, BWT, Carrier, Ecobee, Emerson, Nest, SIT, Tado, Trane, UTC, Vivint, Watts*	*2GIG, Alarm.com, Bosch, Hive, iSmart Alarm, Qolsys, Ring, SimpliSafe, Tyco, UTC, Vivint*	*Aditya, Anixter, CSC, Norbain, Prama, Rexel, Scansource*

Strong Market Positions in Addressable Markets

Source: IHS Markit (IHS), Navigant Consulting (Navigant), Building Services Research and Information Association (BSRIA) and Management Estimates
[1] Industry leadership as per Management Estimates.

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Source: Research and Management Estimates 1 According to the US Census Bureau. Long-term median represents data from 1960 – 2017. 2 According to the Bureau of Economic Analysis (BEA). 3 According to Gartner Inc. Strong Industry Outlook Driven by Favorable Macro Trends Increasingly Connected Consumers Growing Demand for Comfort, Efficiency and Security Growing Demand for Expertise and Services Internet of things & proliferation of connected devices Mobile lifestyle & ubiquity of broadband Cloud & connectivity infrastructure Big data, data analytics capabilities Need for technical expertise and training Demand for same day order fulfillment Value-added services becoming a significant differentiator New Housing Starts (Units in M)¹ Resideo Momentum Underpinned by Favorable Macro Trends Key Stats Key Macro Trends Renovation & Remodeling Spend ($ M)2 Growth in residential construction and renovation & remodeling Energy efficiency & safety megatrends Growth in non-residential construction and equipment replacement Increased awareness of security threats and under-penetration of security systems Installed Base of Connected Things, Consumer Segment (Units in M)3

Connected Home: Focused on End-to-End Customer Experience Our Business Aligns to Customer Needs; Software Brings It All Together 86% ENERGY EFFICIENCY 77% INCREASED CONVENIENCE Source: PwC Survey 2016, US Non-Owners of Connected Home Devices 81% HOME SECURITY 73% GREATER CONTROL Consumer Motivating Factors Influencing Smart Home Device Purchase Contractors Consumers Developers

Key Investment Highlights

Resideo Key Investment Highlights Leader in Home Comfort, Security, and Low Voltage Distribution Markets with the Broadest Portfolio of End-to-End Solutions Iconic Brand with Unparalleled Presence in the Home Mature, Integrated Supply Chain with Continued Application of Best-in-Class Honeywell Operating System Proven Management Team with Transaction and Technology Experience Strong Operational and Financial Performance with Consistent Growth and Margin Performance Deep Channel Relationships and Diverse Customer Base Major Player in Connected Homes with Growing Suite of Software Services 1 2 3 5 6 4 7

1 Leader in Home Comfort and Security with Differentiated End-to-End Solutions Focused on Professional Installation

Overview

- Installed base of over 150M homes, with solutions installed in over 15M homes annually
- Leading global provider of critical, residential comfort and security solutions
- Maintains network of 110,000+ professional contractors, 3,000+ distributors,1,200+ OEMs, major retailers and online merchants
- Differentiated end-to-end solutions focused on professional installation

Key Growth Drivers

- **Exciting and extensive new product pipeline**: Continuous innovation and a shorter product-to-market period that, we believe, will drive revenue growth
- **Investments in new technologies and platforms**: Strong wins in long-term major customer contracts
- **Increasing penetration of connected systems**: Growth in software and solution sales as customers move into the connected world; ~37% of 2017 product net sales[1] were from connected solutions

Leader	Leader	150M	15M
Residential Security Products	Thermostats	Installed Base	Solutions Installed Annually

Diversified Product Portfolio

- Increasingly diversified product portfolio in growing markets
- Uniquely positioned to benefit from growing demand for connected homes
  - Translating physical installed base leadership to digital leadership
- Products regularly recognized in competitions; won IF Design Award, Red Dot Design Award, IDEA Design Award


Adaptive Combustion Control


Leak Detector


Global Intrusion Platform


Smart Home Security


T6 Thermostats


T10 Thermostat

Honeywell Home App


AlarmNet360

Leveraging the Honeywell Home Brand and Existing Presence in Homes

Source: Management Estimates
[1] Product net sales includes intercompany sales of $337M in 2017

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1 The Leading Global Distributor of Security and Other Low Voltage Solutions

Largest Global Distributor of Security Products

- **#1 Global Distributor of Security Products[1]**
- Customer base of >100K customers, >1,000 highly trained sales representatives with intimate knowledge of distributed brands and products
- Branch stocking programs provide local market inventory to serve contractors who require same day fulfillment
- Security Products sold through Distribution partner with NPS >60



Broadest Product Offering

- >350K items available for sale globally, across 13 product categories from more than 1,000 manufacturers
- One-stop-shop for customers
- Advanced category management, through “good, better, best” approach to inventory management
- Recently introduced private label products to meet key segment needs
- Revenue and wall-to-wall margin opportunities as ADI customers expand their security purchases



Intrusion & Smart Home
Fire
Access Control
Video Surveillance
Networking
Audio/Video PRO & Residential
Wire & Cable

Long-Standing Customer Relationships

- Stable, long tenured and highly skilled staff offering differentiated service through technical support and service quality
- Highly skilled sales staff offering differentiated service through expert systems design and sales support
- Offered more than 1,500 trainings and over 80 Expo product showcase events in 2017

Multi-Channel Approach

- Highly strategic global branch & warehouse distribution footprint with over 200 stocking locations across 17 countries
- Supported by customer friendly electronic ordering options, which accounted for ~17% net sales in 2017
- Convenient 24/7 pick-up anytime lockers, and 1-hour pick up service for online orders
- Built-in third-party logistics (3PL) for fulfillment and distribution





Unique Scale and Superior Services Resulting in Customer Stickiness

Source: Management Estimates,
[1] Per IHS

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Comprehensive Portfolio With Iconic Brand Providing End-to-End Residential Solutions 2 Iconic Brand with Unparalleled Presence in the Home 1 9 6 7 8 3 2 5 4 Extensive Pipeline of New Products Adaptive Combustion Control Remote Appliance Monitoring Smart Vents 1 2 3 4 5 6 7 8 9 Co Global Intrusion Platform T10 Thermostat Leader with Iconic Brand and History of Innovation Source: Management Estimates Ability to use iconic brand through 40 year license agreement Resideo to leverage Honeywell’s more than 100 years of innovation and market leadership History of industry “firsts”: 1st to introduce professionally-monitored residential smoke and carbon monoxide detection systems 1st to widely deploy alarm platform with cloud services Invented Dual Tech detector to detect both motion and heat from an intruder

Source: Company Data 1 Resideo will not be using the term HOS Gold going forward. Integrated Operating System Enabling Cost Efficiency and Innovation HOS Gold Impact on Resideo Honeywell Operating System ingrained within organization and will continue after the Spin-Off1 Founded on the lean and six sigma principles of improvement in quality, delivery, cost, growth and innovation Improved manufacturing productivity, more rapid product innovation and increased cost efficiencies 3 Mature, Integrated Supply Chain with Continued Application of Best-in-class Honeywell Operating Systems Supply chain strategically positioned in low cost regions that are located in or near key markets to reduce delivery time Develop global platforms to drive standardization for scale and cost efficiency incorporating key technologies and functionalities to drive speed and faster innovation for customers Products Segment: Manufacturing and Supply Chain Footprint Americas 8 Manufacturing Sites EMEA 8 Manufacturing Sites APAC 2 Manufacturing Sites Products Distribution Center (Owned) Resideo Manufacturing Site Products Distribution Center (3PL Operated)

4 Deep Channel Relationships and Diverse Customer Base

	Professional Installation			
	Contractors	**OEM**	**Other**	**Retail**
Channel Description	*Includes professional contractors, installers, and distributors that form a link between us and the end users* *Deep relationships, many of which extend over 20 yrs.*	*Includes application service and solutions providers for use of professionally installed, monitored and maintained systems* *Long-standing relationships, many extend over 25 yrs. with some over 40 yrs.*	*E-commerce, homebuilders, insurance companies, utilities and other adjacent channels*	*Includes retail and e-tail distributors for our self-installed, direct-to-consumers, self-monitored, and self-controlled systems*
Security & Safety Customers	• Ackerman • Bay Alarms • Guardian • Itesa • Northstar • Prosegur	• ADT • ADT Authorized Dealer • Sector Alarm • Tyco	• Groupama • Lennar • Nexcur	• Amazon • Home Depot • Lowe's • Walmart
Comfort & Care Customers	• GC Gruppe • Johnstone • Travis Perkins • Watsco • Wolseley	• A.O. Smith • Bosch • BWT • Carrier • Rheem • Vaillant • Viessmann	• Essent • GDF Suez • Iren • Scottish Power	• Amazon • BestBuy • Home Depo • Kingfisher` • Lowe's • Media Markt • OBI • Walmart
Selected Products				

Multi-Channel Strategy Provides Stability and Customer Diversification

Source: Company Data
Note: Customers within each channel not limited to names listed.

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5 Major Player in the Connected Home Software Services

4.7 MILLION CONNECTED CUSTOMERS

37%[1] CONNECTED SALES FOR PRODUCT SEGEMENT 2017 FY

250 BILLION CLOUD TRANSACTIONS ANNUALLY

2.3 MILLION SECURITY PANEL SIGNALS TRANSMITTED DAILY

DATA COLLECTED FROM **30** MILLION SENSOR POINTS

Established Leader

- ✓ 4.7M connected customers and 30M+ sensors generating over 40M customer notifications each day
- ✓ Connected products represent ~37% of 2017 Products net sales[1]
- ✓ Expanding portfolio of self-installed and self-monitored solutions

Platform Agnostic

- ✓ Platform agnostic systems seamlessly integrate with partners, including Amazon Alexa®, Apple HomeKit®, Google Home®
- ✓ Among first companies that work with Apple HomeKit ecosystem
- ✓ "Works with Honeywell" program currently has 3,000 third party developers creating mobile apps to integrate with solutions

Contractor Support Tools

- ✓ Extensive portfolio of innovative products, which are easy to purchase, install and deploy
- ✓ Adaptable to varying consumer requirements, reducing contractor new equipment training and installation time
- ✓ Diagnostic tools to improve customer service and reduce service costs

Key Partnerships

Works with Apple HomeKit · amazon alexa · works with the Google Assistant · SAMSUNG SmartThings

Expanding Developer Ecosystem

Whirlpool · WHISKERLABS CONNECTED SAVINGS · CHAMBERLAIN · HomeAdvisor · IFTTT · FilterEasy · eero · SCHLAGE

Leverage Connected Expertise to Grow Software and Services Revenue

Source: Company Data, Management Estimates

[1] Products net sales includes intercompany sales of $337M in 2017.

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Software that Creates Recurring Revenue and Long Term Customers 5 Software Ties It All Together Software that unlocks new recurring revenue business models for contractors Recurring revenue with developers and participation in key smart home ecosystems Seamless control across connected product categories and control of 3rd party products Consumer in-app services offered on recurring revenue model

5 Alarmnet Solutions and Growth Highlights Key Products and Solutions Alarmnet Alarmnet Key Growth Initiatives Total Connect Application Cloud Platform Total Connect Comfort Application Honeywell Home Predictive Maintenance HVAC Monitoring Auto-Replenishment Remote Patient Monitoring Whole House Monitoring Simplified user experiences for contractors, developers and consumers Expand recurring revenues via new software offerings Converge platforms and expand geographically 25%+ CAGR 2013-2018E 4.7M Connected Users

Summary Financial Overview

Strong Track Record | (US$ in Millions)

Net Sales



2015 - 2017 CAGR 4%
~6%
$4,154
$4,455
$4,519
$4,770 - $4,830
2015
2016
2017
2018E

Adjusted EBITDA[1]



PF Adjusted EBITDA[2]
$554 / $414[3]
$605 - $615 / $465 - $475[3]
$485
$345
$599
$459
$583
$443
$635 - $645
$495 - $505
12%
8%
13%
10%
13%
10%
13%
10%
2015
2016
2017
2018E
Adj. EBITDA including environmental indemnification payments
Adj. EBITDA margin (pre-indemnity payment)
Adj. EBITDA margin (post-indemnity payment)
Indemnity payment of $140M

Adjusted EBITDA Incl. Environmental Indemnification Payments[1] Less Capital Expenditures



$277
$399
$394
$440 - $450
80%
87%
89%
~89%
2015
2016
2017
2018E

Capital Expenditures



$68
$60
$49
$55
2%
1%
1%
~1%
2015
2016
2017
2018E

Note: 2018E margins calculated based off the midpoint of the estimated ranges. See Appendix for Adjusted EBITDA reconciliation. [1] Adjusted EBITDA adjusted for standalone costs, environmental expense, non-operating (income) expense, stock compensation expense and repositioning charges. Adjusted EBITDA is not pro forma for the impact of the Trademark License Agreement. Blue Dotted box on chart represents indemnity payment of $140M. Solid bars represent Adjusted EBITDA including environmental indemnification payments and is adjusted for an indemnity payment of $140M. [2] PF Adjusted EBITDA represents Adjusted EBITDA adjusted for the impact of the Trademark License Agreement. 2018E Trademark License Agreement Impact assumes ~$30M. [3] PF Adjusted EBITDA including environmental indemnification payments is PF Adjusted EBITDA adjusted for an indemnity payment of $140M.

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Attractive Financial Profile 2015 – 2018 Net Sales Bridge | (US$ in Millions)

Profitable Growth 2015 – 2017 EBITDA Bridge | (US$ in Millions) Note: Adjusted EBITDA including environmental indemnification payments is Adjusted EBITDA adjusted for an indemnity payment of $140M. Adjusted EBITDA adjusted for standalone costs, environmental expense, non-operating (income) expense, stock compensation expense and repositioning charges. Adjusted EBITDA is not pro forma for the impact of the Trademark License Agreement. See Appendix. ¹PF Adjusted EBITDA including environmental indemnification payments is PF Adjusted EBITDA adjusted for an indemnity payment of $140M. PF Adjusted EBITDA represents PF EBITDA adjusted for the impact of the Trademark License Agreement, standalone costs, environmental expense, non-operating (income) expense, stock compensation expense and repositioning charges. See Appendix.

Accelerating EBITDA 2017 – 2018 EBITDA Bridge | (US$ in Millions) Note: PF Adjusted EBITDA represents PF EBITDA adjusted for the impact of the Trademark License Agreement, standalone costs, environmental expense, non-operating (income) expense, stock compensation expense and repositioning charges. 1 PF Adjusted EBITDA including environmental indemnification payments is PF Adjusted EBITDA adjusted for an indemnity payment of $140M. See Appendix.

Investments that Reinforce Capabilities and Grow Market Position (US$ in Millions) Capital Expenditure Priorities Modest capex needs Ample capacity for growth Continuous improvement in manufacturing processes driven by operating principles Capital Expenditures Capex (as % of Sales) Research and Development Priorities Robust patent portfolio (~3,000 patents and pending applications worldwide) R&D spending driven by investments in new product platforms and software business Strong pipeline to support long-term growth Research and Development Expenses R&D Expense (as a % of Product Sales) Note: 2018E % of product sales calculated based off the midpoint of the estimated ranges.

Strong Capital Structure and Liquidity Position to Drive Growth
(US$ in Millions)

Pro Forma Capitalization

Tranche	Amount	xLTM EBITDA	Maturity
Cash and Cash Equivalents[3]	$75		
$350M Revolver	-	0.0x	5 Years
Term Loan A	$350	0.7	5 Years
Term Loan B	$475	1.0	7 Years
Total Secured Debt	**$825**	**1.7x**	
Net Secured Debt	**$750**	**1.6x**	
Senior Unsecured Notes	$400	0.8x	8 Years
Total Debt	**$1,225**	**2.6x**	
Total Net Debt[4]	**$1,150**	**2.4x**	
PF LTM Q2 2018 Adj. EBITDA including environmental indemnification payments[2]	**$474**		

Capital Allocation Priorities

A — Organic Growth
- ✓ 4%+ organic growth by investing in connected solutions, R&D and commercial excellence[1]

B — Deleveraging
- ✓ Long-term target Debt / PF Adjusted EBITDA[2] ~2.0 x
- ✓ Near-term focus to delever through strong free cash flow

C — Return on Capital
- ✓ Expect to declare modest dividend in 2019, subject to Board approval

D — Acquisitions
- ✓ Select disciplined tuck-in acquisitions to access new technologies, new intellectual property, new product categories and new geographies

[1] 2015 – 2017 organic growth [2] PF Adjusted EBITDA including environmental indemnification payments is PF Adjusted EBITDA adjusted for an indemnity payment of $140M. PF Adjusted EBITDA represents EBITDA adjusted for the impact of the Trademark License Agreement, environmental expense, standalone costs, non-operating (income) expense, stock compensation expense and repositioning charges. [3] Honeywell and the Company have agreed that, upon completion of the Spin-Off and the related retirement of certain intercompany liabilities between Honeywell and the Company on or shortly after the Share Distribution Date, the Company will have an aggregate amount of cash-on-hand equal to approximately $75 million to $100 million. [4] Assumes $75M cash and cash equivalents. See Appendix.

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Indemnification and Reimbursement Overview and Impact Agreement for 25 years with maximum cash payment capped at $140M in respect of any year (exclusive of any late payment fees up to 5% per annum) plus any deferred amounts Financial relationship with Honeywell; not a contingent liability for Resideo Honeywell retains liability and is responsible for management and remediation Cash payments subordinated to all material indebtedness and subject to compliance with financial covenants Expenses recognized under the agreement not tax deductible by Resideo Conservative expectation of $140M of cash payment in respect of any year, but actual payment shall be the lesser of $140M or 90% of Honeywell’s net spend Note: See Appendix for further information on Indemnification and Reimbursement Agreement.

2019 Full Year Financial Metrics

Organic Growth	4%+
Adjusted EBITDA Margin	~13% *excl. environmental indemnification payments*[1] / ~10% *incl. environmental indemnification payments*[2]
Capital Expenditures / Research & Development	Capital Expenditures at ~1% of sales / Research and Development Expenses of ~$125M
Tax Rate	~27% Marginal Tax Rate
Capital Return	Expect to declare modest dividends (~20% payout ratio) subject to Board approval
Balance Sheet Priorities	Funding growth with existing liquidity; Targeting long-term gross leverage ~2x

Note: Achieving these stated financial goals involves risk and uncertainties; many factors could affect actual financial results and could cause actual results to differ materially from these stated financial goals. See "Risk Factors," Forward Looking Statements" and "Cautionary Statement Regarding Forward-Looking Statements" in our Form 10. [1] Adjusted EBITDA represents EBITDA adjusted for the impact of the environmental expense, standalone costs, non-operating (income) expense, stock compensation expense and repositioning charges. [2] Adjusted EBITDA including environmental indemnification payments is Adjusted EBITDA adjusted for an indemnity payment of $140M. See Appendix.

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Appendix Supplementary Materials

Cash Reimbursement Payments to Honeywell Capped at $140M in Respect of Any Year Indemnification and Reimbursement Overview and Impact Background Honeywell is responsible for the environmental remediation of ~230 sites or groups of sites currently undergoing environmental remediation On the effective date, Resideo will enter into an Indemnification and Reimbursement Agreement (Reimbursement Agreement) with Honeywell Resideo will have obligation to make cash payments to Honeywell related to the remediation of the sites subject to the agreement, up to 90% of cash payments made by Honeywell less 90% of Honeywell’s net insurance receipts and less 90% of certain other specified amounts received by Honeywell Indemnity Obligation Payments subject to a cap of $140M in respect of any year (exclusive of any late payment fees up to 5% per annum) plus any deferred amounts Indemnity payment will be subject to compliance with financial covenants in credit agreement and is subordinated to all material indebtedness Agreement for a duration of 25 years, up to December 31, 2043, or 3rd consecutive year during which the annual indemnity payment obligations are less than $25M Honeywell’s Net Liability Upon spin, Resideo recognizes a liability to account for the contingent aspect of the indemnification and carries over Honeywell’s historical basis of the underlying obligation being indemnified As of June 30, 2018, the Company would have approximately $640M of liability under the Reimbursement Agreement Based on the Reimbursement Agreement, the liability will generally be recorded at 90% of Honeywell’s accrued liability (net of 90% of insurance receipts and certain other specified amounts) Quarterly meetings between Honeywell counsel managing liability and Resideo counsel to discuss claims experience P&L Impact Resideo will generally record 90% of the costs recorded by Honeywell Honeywell accrues noncash expense related to environmental matters when it is probable that it has incurred a liability and the amount can be reasonably estimated Note: Expense was $282M in 2017; Averaged ~$215M over last three years Cash Flow Impact Resideo will record an operating cash outflow for amounts paid to Honeywell in respect of a given year not to exceed the $140M cap plus any late payment amounts accruing if Resideo is subject to a specified event of default under certain indebtedness or is not compliant with certain financial covenants in certain indebtedness on a pro forma basis, provided these conditions are not continuing at this time of payment Tax Treatment Resideo’s payments to Honeywell will not be tax deductible by Resideo

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Net Loss to EBITDA Reconciliation | (US$ in Millions)

Reconciliation

	2015A	2016A	2017A	H1 2017	H1 2018	LTM Q2 2018
Net Sales	$4,154	$4,455	$4,519	$2,158	$2,361	$4,722
Net Income (Loss) – GAAP	**$147**	**$177**	**$(394)**	**$32**	**$78**	**$(348)**
Net Interest Income	(1)	(3)	(3)	(2)	(1)	(2)
Tax Expense	110	133	560	54	6	512
Depreciation	54	57	57	28	27	56
Amortization	4	7	10	5	6	11
EBITDA (Non-GAAP)	**$314**	**$371**	**$230**	**$117**	**$116**	**$229**
Environmental Expense (1)	173	190	282	100	176	358
Estimated Stand-Alone Costs (2)	(16)	6	31	7	7	31
Stock Compensation Expense (3)	10	13	16	8	9	17
Non-Operating (Income) Expense (4)	(6)	0	1	2	1	0
Repositioning Charges	10	19	23	19	5	9
Adjusted EBITDA (Non-GAAP)	**$485**	**$599**	**$583**	**$253**	**$314**	**$644**
Adjusted EBITDA (Non-GAAP) Margin	*12 %*	*13 %*	*13 %*	*12%*	*13%*	*14 %*
(5) Assumed Cash Payments related to Indemnification and Reimbursement Agreement Obligations[1]	(140)	(140)	(140)	(70)	(70)	(140)
Adjusted EBITDA including environmental indemnification payments (Non-GAAP)	**$345**	**$459**	**$443**	**$183**	**$244**	**$504**
Adjusted EBITDA including environmental indemnification payments (Non-GAAP) Margin	*8 %*	*10 %*	*10 %*	*8%*	*10%*	*11 %*
Net Income (Loss) GAAP Margin	*4 %*	*4 %*	*(9)%*	*1%*	*3%*	*(7)%*
Capital Expenditures	(68)	(60)	(49)	(22)	(23)	(50)
Adjusted EBITDA including environmental indemnification payments (Non-GAAP) less Capital Expenditures	**$277**	**$399**	**$394**	**$161**	**$221**	**$454**
% Conversion	*80%*	*87%*	*89%*	*88%*	*91%*	*90%*

Commentary

1. Represents historical environmental expenses as reported under 100% carryover basis
2. Represents the difference between Resideo's estimate of Selling, general and administrative costs as a stand-alone company and historical allocated costs. The preliminary estimates is ~$265M on an annual basis, which replaces the historical allocations on a carve-out basis of presentation
3. Stock compensation expense adjustment includes only non-cash expenses
4. Non-operating income / expense adjustment excludes net interest income / expenses
5. On a going forward basis, pursuant to the Indemnification and Reimbursement Agreement Resideo expects to indemnify Honeywell in amounts equal to 90% of payments. Such payments will be subject to a cap of $140M in respect of liabilities arising in any given year (exclusive of any late payment fees up to 5% per annum)

Note: Margins calculated as % of net sales. [1] Assumed cash paid for the environmental obligations subject to the cap of $140M in respect of a year in accordance with the terms of the Indemnification and Reimbursement Agreement. Independent of the Indemnification and Reimbursement Agreement, Resideo will have ongoing liability for certain environmental claims which are part of SpinCo's going forward business. For 2017 these payments totaled ~$1.1M.

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Pro-Forma Net Loss to Pro-Forma EBITDA Reconciliation | (US$ in Millions)

Reconciliation

		PF 2017A	PF LTM Q2 2018
	Net Sales	$4,519	$4,722
1	**Net Loss – GAAP**	**$(425)**	**$(380)**
2	Net Interest Expense	71	73
3	Tax Expense	520	479
	Depreciation	57	56
	Amortization	10	11
	PF EBITDA (Non-GAAP)	**$233**	**$239**
4	Environmental Expense	254	322
	Estimated Stand-Alone Costs	31	31
	Stock Compensation Expense	16	17
5	Non-Operating (Income) Expense	(3)	(4)
	Repositioning Charges	23	9
6	**PF Adjusted EBITDA (Non-GAAP)**	**$554**	**$614**
	Adjusted EBITDA (Non-GAAP) Margin	*12 %*	*13 %*
	Assumed Cash Payments related to Indemnification and Reimbursement Agreement Obligations[1]	140	140
	PF Adjusted EBITDA including environmental indemnification payments (Non-GAAP)	**$414**	**$474**
	Adjusted EBITDA including environmental indemnification payments (Non-GAAP) Margin	*9 %*	*10 %*
	Net Income (Loss) GAAP Margin	*(9)%*	*(8)%*

Commentary

1. Reflects the impact of the Trademark License Agreement with Honeywell, indebtedness from pro-forma capital structure (principal amount of $1,225M), settlement of cash pooling and short-term notes receivables and payables, and impact of certain pension assets and liabilities, impact of Indemnification and Reimbursement Agreement to include 90% of Honeywell's expenses
2. Reflects add back of net interest expense including adjustments related to indebtedness in an aggregate principal amount of $1,225M
3. Reflects add back of tax expense including adjustments from pro-forma indebtedness (principal amount of $1,225M), Trademark License Agreement, settlement of cash pooling and short-term notes receivables and payables, and impact of certain pension assets and liabilities
4. Reflects add back of environmental expenses including the impact of the Indemnification and Reimbursement Agreement with Honeywell pursuant to which Resideo will have an obligation to make cash payments to Honeywell in amounts equal to 90% of Honeywell's certain environmental-related liabilities, net of recoveries, in each case related to legacy elements of the Honeywell homes business, including the legal costs of defending and resolving such liabilities
5. Reflects the impact of Resideo's assumption of certain pension assets and liabilities for employees who are eligible for benefits under defined benefit pension plans that are currently sponsored by Honeywell
6. Includes impact of Trademark License Agreement with Honeywell in respect of certain Products segment sales

Source: Management Estimates Note: Assumes transaction close at 31-Dec-2018. Margin calculated as % of net sales. [1] Assumed cash paid for the environmental obligations subject to the cap of $140M in respect of a year in accordance with the terms of the Indemnification and Reimbursement Agreement. Independent of the Indemnification and Reimbursement Agreement, Resideo will have ongoing liability for certain environmental claims which are part of SpinCo's going forward business. For 2017 these payments totaled ~$1.1M.

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Segment Profit Reconciliation | (US$ in Millions)

Products Segment Profit Calculation	H1 2017	H1 2018	LTM Q2 2018
Total Sales	$1,116	$1,200	$ 2,463
Less Intersegment Sales	(174)	(159)	(322)
External Sales	**$942**	**$1,041**	**$ 2,141**
Cost of Products and Services Sold	(528)	(584)	(1,205)
Selling General and Administrative and Other Expenses	(265)	(259)	(534)
Segment Profit	**$149**	**$198**	**$ 402**
Segment Profit Margin	*13 %*	*17 %*	*16 %*

Distribution Segment Profit Calculation	H1 2017	H1 2018	LTM Q2 2018
Total Sales	$1,216	$1,320	$ 2,581
Less Intersegment Sales	0	0	0
External Sales	**$1,216**	**$1,320**	**$ 2,581**
Cost of Products and Services Sold	(995)	(1,081)	(2,118)
Selling General and Administrative and Other Expenses	(157)	(165)	(322)
Segment Profit	**$64**	**$74**	**$ 141**
Segment Profit Margin	*5 %*	*6 %*	*5 %*

Total	H1 2017	H1 2018	LTM Q2 2018
Total Sales	$ 2,332	$ 2,520	$ 5,044
Less Intersegment Sales	$(174)	$(159)	$(322)
External Sales	**$ 2,158**	**$ 2,361**	**$ 4,722**
Segment Profit	**$ 213**	**$ 272**	**$ 543**
Segment Profit Margin	*9.1 %*	*10.8 %*	*10.8 %*

Segment Profit to Income Before Taxes Reconciliation	H1 2017	H1 2018	LTM Q2 2018
Products Segment Profit	$149	198	$ 402
Distribution Segment Profit	64	74	141
Total Segment Profit	**$213**	**272**	**$ 543**
Pension Expense	(8)	(7)	(15)
Repositioning Charges	(19)	(5)	(9)
Other Expense	(100)	(176)	(357)
Interest and Other Charges, net	0	0	2
Income Before Taxes	**$86**	**$84**	**$ 164**
Income Before Taxes Margin	*3.7 %*	*3.3 %*	*3.3 %*

Note: Segment profit margin calculated as % of total sales.

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